UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/03/2004

BELO CORP.
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-8598

DE	75-0135890
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

P.O. Box 655237
Dallas, TX 75265
(Address of Principal Executive Offices, Including Zip Code)

214/977-6606
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On December 3, 2004, Belo Corp. granted stock options to its executive officers under the Belo 2004 Executive Compensation Plan (approved by its shareholders on May 11, 2004). The forms of option grant agreements for Belo Corp. employees, including executive officers, and for non-employee directors are attached as exhibits and are hereby incorporated by reference.

Item 9.01.    Financial Statements and Exhibits

Exhibit 10.1 Form of option grant agreement under the Belo 2004 Executive Compensation Plan for employee grants.

Exhibit 10.2 Form of option grant agreement under the Belo 2004 Executive Compensation Plan for non-employee director grants.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

BELO CORP.

Date: December 07, 2004.	By:	/s/ Russell F. Coleman
Russell F. Coleman
Vice President/General Counsel

Exhibit Index

Exhibit No.	Description
EX-10.1	Form of Option Grant Agreement under the Belo 2004 Executive Compensation Plan for Employee Grants.
EX-10.2	Form of Option Grant Agreement under the Belo 2004 Executive Compensation Plan for Non-Employee Director Grants.